SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  August 24, 1998




                       RESORT INCOME INVESTORS, INC.
           -----------------------------------------------------
          (Exact name of registrant as specified in its charter)




  Delaware                      1-10084                 36-3593298
------------------            ------------            ----------------
(State of or other            (Commission             (IRS Employer
jurisdiction of               File Number)            Identification
incorporation)                                        Number)



150 South Wacker Drive, Suite 2900, Chicago, Illinois          60606
-----------------------------------------------------       ----------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (312) 683-3323



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(Former name or address, if changed since last report)


















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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            99.1  Press Release of the Company dated October 7, 1998.


































































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EXHIBIT 99.1
------------


                       RESORT INCOME INVESTORS, INC.
                       -----------------------------



FOR IMMEDIATE RELEASE

CONTACT:          Karen Dickelman

TELEPHONE:        (312) 683-3323

FAX:              (312) 683-3324



                   RESORT INCOME INVESTORS, INC. REPORTS
                                ASSET SALES


      Chicago, Illinois, October 7, 1998 -- Resort Income Investors, Inc. (Nasdaq EBB:RIIV) today announced the sale of its sub-subleasehold interest in the International Marketplace located in Waikiki, Hawaii, to a third party unaffiliated with the Company. Net proceeds to the Company, after closing costs and prorations, amounted to approximately $1,900,000. In addition, the Company received approximately $376,000 from the sale of its equity interest in Colorado Gaming & Entertainment Co., Inc. due to the acquisition of such entity by Ladbroke/USA, a subsidiary of Ladbroke Group PLC, which sale occurred on August 24, 1998.

      Mr. John Rippey Young, the President and Chairman of the Board of the Company, stated that the Company is currently evaluating liquidation alternatives for the Company's remaining assets, consisting primarily of the approximately $635,000 of Colorado Gaming & Entertainment Co., Inc. promissory notes, and was hopeful such process would be completed by year end. In addition, Mr. Young stated that the Company anticipates making a liquidating distribution to its stockholders on December 31, 1998, pursuant to the terms of the Company's Plan of Dissolution and Liquidation approved by the Company's stockholders on July 16, 1998.


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      The Company's shares of common stock are listed on the Nasdaq
Electronic Bulletin Board under the symbol "RIIV." The Company has 4,156,000 shares outstanding.



      Some of the statements in this press release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and actual results could be affected by many factors, including the market for assets held by the Company, the assessment of liquidation expenses, and the continuation of reasonable stable conditions during the entire liquidation.





















                                   -END-
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                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    RESORT INCOME INVESTORS, INC.
                                    (Registrant)





DATE:  October 7, 1998        By:   /s/ John R. Young
                                    ---------------------------------------
                                    Name:       John R. Young
                                    Title:      Chairman of the Board of
                                                Directors, Chief Executive
                                                Officer, President and
                                                Chief Financial Officer













































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